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                                                                 EXHIBIT 10.2(d)


                             AMENDMENT NO. 3 TO THE
                 LARGE ACCOUNT RESELLER REBATE ADDENDUM TO THE
                          MICROSOFT CHANNEL AGREEMENT

This Amendment No. 3 ("Amendment") amends that certain Large Account Reseller Rebate Addendum (as previously amended the "Addendum") to The Microsoft Channel Agreement (as previously amended the "Agreement") dated July 1, 1995, between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and SOFTWARE SPECTRUM, INC. ("CUSTOMER") having its principal place of business at 2140 Merritt Drive, Garland, TX 75041. The Addendum is hereby amended as follows:

2. TERM AND TERMINATION

The first sentence of the section is replaced with the following:

"This Addendum shall be effective as of January 1, 1997, and shall expire June 30, 1997."

Section 6, Failure to Execute, is replaced in its entirety with the following:

"6. FAILURE TO EXECUTE

CUSTOMER shall not be eligible to receive Rebates or Opportunity Marketing Funds until both CUSTOMER and MS have executed this Addendum. Should CUSTOMER fail to execute, or should MS be unable to execute this Addendum by January 1, 1997, for each full month after January 1, 1997, in which this Addendum is not executed, CUSTOMER shall forfeit such month's Achievement Rebate."

SCHEDULE D, REBATE PROGRAM GUIDELINES.

Schedule D is replaced in its entirety with the attached Schedule E.

IN WITNESS WHEREOF, the parties have signed this Amendment on the date indicated below. This Amendment is hereby made part of the Addendum. All terms and conditions of the Addendum not amended herein shall remain in full force and effect. This Amendment is not binding until executed by MS.

AGREED AND ACCEPTED TO BY              AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION                  SOFTWARE SPECTRUM, INC.
("MS")                                 ("CUSTOMER")

By: /s/JOHAN LIEDGREN                  By:/s/KEITH R. COOGAN
   ----------------------------           --------------------------------

       Johan Liedgren                        Keith R. Coogan
-------------------------------           --------------------------------
Name (please print)                       Name (please print)

Director, Channel Policies                Executive Vice President - COO
-------------------------------           --------------------------------
Title                                     Title

            1/17/97                               January 8, 1997
-------------------------------           --------------------------------
Date                                      Date


                 Microsoft Confidential - Disclosure Prohibited

                                   SCHEDULE E

                               JANUARY - JUNE,1997
                             LARGE ACCOUNT RESELLER
                               REBATE GUIDELINES

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                         SELECT REBATE PROGRAM OVERVIEW
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PROGRAMS: Microsoft offers four (4) Select rebate programs for the January -
June, 1997 Rebate period:

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            REBATE PROGRAM                  MAXIMUM PERCENTAGE AVAILABLE
================================================================================
Achievement Program                                      *
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Total Sales-out Program                                  *
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32-Bit Office Sales-out Program                          *
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Business Systems Sales-out Program                       *
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Total                                                    *
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REBATE CALCULATIONS AND PAYMENTS: Rebates will be paid in the form of a
Microsoft Purchase Credit forty-five (45) days after the end of each quarterly Rebate Period (i.e. May 15' for the January - March, 1997 quarter). Rebates are calculated by multiplying the achieved rebate percentage by the total Qualified Select Sales for the Rebate Period. All Microsoft Select revenue will be included in calculating CUSTOMER's performance against the Select Rebate goals. Revenue generated from Microsoft Select Enrollment Forms executed by MS prior to July 1, 1994, shall be included in calculating CUSTOMER's achievement toward the Select Rebate goals, but shall not be included in CUSTOMER's final total Qualified Select Sales for purposes of the Rebate payment. Only revenue generated from Microsoft Select Enrollment Forms executed by MS on or after July 1, 1994 (excluding any Microsoft Select Maintenance) will be included in CUSTOMER's final total Qualified Select Sales for purposes of the Rebate payment,

ACHIEVEMENT REBATE CALCULATION: The Microsoft Achievement Rebate will be calculated on a monthly basis. If CUSTOMER has met all of the Achievement Rebate criteria in a given month, CUSTOMER will be entitled to a Rebate payment
equal to,        *          of that month's total Qualified Select Sales. The
Rebate payment will be made forty-five (45) days after the end of each quarterly Rebate Period.

ANY ISSUES SURROUNDING REBATES SHOULD BE SENT IN WRITING TO ANDRES MONTGOMERY, CHANNEL POLICIES, NO LATER THAN THIRTY (30) DAYS FOLLOWING RECEIPT OF REBATE PAYMENT. If such written notice is not provided within thirty (30) days, CUSTOMER shall have no further right to dispute Rebate payment.

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                           ACHIEVEMENT REBATE PROGRAM
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CUSTOMER shall comply with all Achievement Rebate Guidelines as outlined in
CUSTOMER's Amendment No. 3 to The Rebate and Marketing, Fund Addendum to The Microsoft Channel Agreement.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

Amendment No. 3 to The Large Account
Reseller Rebate Addendum to The Microsoft                               Page E1
Channel Agreement

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                           SALES-OUT REBATE PROGRAMS
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REBATE GOALS: CUSTOMER has first quarter Sales-out goals and total Semester
Sales-out goals. CUSTOMER's performance for the first three months of the January - June, 1997 Semester will be measured against the first quarter Sales-out goals. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible Rebates earned based on performance against the first quarter goals. At the end of the Semester, CUSTOMER will be measured on their six-month performance against the total Semester goals. Even if CUSTOMER does not meet 100% of the first quarter goals, CUSTOMER can still achieve 100% of the Semester goals provided that the Semester goals are met at the end of the Rebate Period.

SALES-OUT DEFINITIONS/MEASUREMENT: MS Product Sales-out is defined as those MS net (sales less returns) Product units sold through CUSTOMER's outlet locations. CUSTOMER's full packaged product, Microsoft Open License, and upgrade sales-out units will be measured from the sales-out reported by CUSTOMER to MS. Licensing sales (Select, Microsoft Maintenance) are captured and generated by MS' financial systems and included in total sales-out used to measure product sales-out rebate performance.

PAYMENT: At the end of the Semester, CUSTOMER will be paid Sales-out Rebates based on performance against the Semester goals. If CUSTOMER achieves greater than sixty percent (60%) of each Semester sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible Sales-out Rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of any Sales-out Rebate goal, CUSTOMER will not receive any portion of that Sales-out Rebate.

Although MS pays the Sales-out Rebate ultimately based on performance against the Semester sales-out goal, MS also pays a sales-out Rebate at the end of the first quarter based on performance against the first quarter goal. MS pays a portion of the Rebate after the first quarter to provide incentive for CUSTOMER to focus on sales-out throughout the entire Semester. The scale for the first quarter payment is the same as the scale for the Semester payment. The first quarter payment amount will be subtracted from the final Semester payment for the Sales-out Rebate.

Example: If CUSTOMER has a quarterly Business Systems sales out goal of $1,000,000 and a total Semester Business Systems goal $2,500,000, and CUSTOMER sells $800,000 over the first quarter period and $2,600,000 over the entire Semester period, CUSTOMER will receive the following Rebate payments:

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     PERIOD        GOAL      SELL-THROUGH               PAYMENT
                              ACHIEVED
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First Quarter        *           *           *    eligible Rebate  of January -
                                           March sales or *
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 Semester            *           *           *    eligible Rebate  of January -
                                           June sales less first quarter payment
                                           or  *
                                           The maximum allowable Rebate is  *
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*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

Amendment No. 3 to The Large Account
Reseller Rebate Addendum to The Microsoft                               Page E2
Channel Agreement

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                         TOTAL SALES-OUT REBATE PROGRAM
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REBATE PERCENTAGES: The total possible Rebate percentage achievable for the
Total Sales-out Rebate Program is * of Qualified Sales for the January - June, 1997 Semester.

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                     32 BIT OFFICE SALES-OUT REBATE PROGRAM
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REBATE PERCENTAGES: The total possible Rebate percentage achievable for the 32
Bit Office Sales-out Rebate Program is * of Qualified Sales for the January - June, 1997 Semester.

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                    BUSINESS SYSTEMS SALES-OUT REBATE PROGRAM
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REBATE PERCENTAGES: The total possible Rebate percentage achievable for the
Business Systems Sales-out Rebate Program is * of Qualified Sales for the January - June, 1997 Semester.

REBATE GOALS: CUSTOMER must meet a minimum Microsoft(R) BackOffice client license unit sales goal in order to receive any portion of the Business Systems Rebate. Provided that CUSTOMER meets the client license unit sales goal, CUSTOMER's achievement against the Business Systems goal will be based on CUSTOMER's performance against the Business Systems revenue goal.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

Amendment No. 3 to The Large Account
Reseller Rebate Addendum to The Microsoft                               Page E3
Channel Agreement

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                         SALES-OUT REBATE PROGRAM GOALS
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REBATE PROGRAM            QUARTER    SEMESTER     QUARTER   SEMESTER   REBATE
                         SALES GOAL SALES GOAL    CLIENT     CLIENT  PERCENTAGE
                                                   GOAL       GOAL    (SELECT)
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Open License Sales-out
  Rebate Program              *           *           N/A        N/A      N/A
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Total Sales-out Rebate
  Program                     *           *           N/A        N/A       *
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32 Bit Office Sales-out
  Rebate Program              *           *           N/A        N/A       *
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Business Systems Sales-out
  Rebate Program              *           *            *          *        *
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*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

Software Spectrum, Inc.